Certification Pursuant to Section 906 of the Sarbanes-Oxley
 Act of 2002

 The certification set forth below is being submitted in
 connection with the Annual Report on Form 11-K of the Berry
 Petroleum Company Thrift Plan (the 'Plan') for the year ended December 31, 2003 (the
 'Report') for the purpose of complying with Rule 13a-14(b) of the Securities Exchange Act of 1934 (the 'Exchange Act') and
 Section 1350 of Chapter 63 of Title 18 of the United States
 Code.

     I, Ralph J. Goehring, as Chief
 Financial Officer of Berry Petroleum Company (the
 'Company'), hereby certify, pursuant to Section 906 of the
 Sarbanes-Oxley Act of 2002, that:

 (1)  The Annual Report on Form 11-K of the Plan for the
 period ended December 31, 2003 (the 'Report') which this
 certification accompanies, fully complies with the
 requirements of section 13(a) or 15(d) of the Securities
 Exchange Act of 1934; and

 (2)  The information contained in the Report fairly
 presents, in all material respects, the financial condition and results of operations of the Plan.

 /s/ Ralph J. Goehring
 Ralph J. Goehring
 Chief Financial Officer
 June 28, 2004